                                                                 EXHIBIT 10.85.4

                                FOURTH AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                            Dated as of May 25, 2002

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among MICROSEMI CORPORATION, a Delaware corporation (the "Borrower"), the several financial institutions party to the Credit Agreement referred to below (collectively, the "Lenders"; individually, a "Lender"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 1999, as amended by that certain First Amendment to Credit Agreement dated as of June 25, 1999, that certain Second Amendment to Credit Agreement dated as of February 14, 2000 and that certain Third Amendment to Credit Agreement dated as of April 2, 2001 (as so amended the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

         (2) The Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement.

         (3) The Administrative Agent and the Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2 hereof, the Credit Agreement is hereby amended as follows:

                 (a) The second recital of the Credit Agreement is hereby amended by deleting the reference to "Linfinity Microelectronics Inc." thereof and replacing it with the words "Microsemi Corp. - Integrated Products".

                 (b) Section 7.2.2 of the Credit Agreement is hereby amended by deleting the word "and" after the existing clause (g), inserting the word "and" immediately after the existing clause (h) and adding the following clause
(i) after the existing clause (h):

         "(i)    Indebtedness in an aggregate principal amount not to exceed
$11,000,000 owing to Compensated Devices, Inc. ("CDI") and New England Semiconductor Corp. ("NESC");"

         (c) The chart in Section 7.2.7 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         1999       $11,600,000
         2000       $13,600,000
         2001       $14,600,000 (exclusive of up to $20,600,000 of Capital
                    Expenditures incurred in connection with the acquisition of
                    CDI and NESC)
         2002       $20,000,000
         2003       $20,000,000

     Section 2. Waiver. The Lenders and the Administrative Agent hereby agree to waive Section 7.2.10 of the Credit Agreement solely with respect to the following transactions:

         (a) sale of substantially all of the assets of Microsemi RF Products, Inc., a Delaware corporation;

         (b) sale of the real property assets of Microsemi PPC, Inc., a Delaware corporation; and

         (c) sale of the real property assets of Microsemi Watertown, Inc., a Delaware corporation (the transactions described in clauses (a), (b) and (c) above are collectively referred to as the "Asset Sales");

provided, that the Revolving Loan Commitment shall be reduced by $5,000,000, effective as of the date hereof.

     Section 3. Conditions to Effectiveness. The amendments in Section 1 and the waiver in Section 2 of this Amendment shall be effective as of the date hereof, subject to the Administrative Agent's receipt of the following on or before May 24, 2002:

         (a) counterparts of this Amendment executed by the Administrative Agent, the Borrower and Majority Lenders;

         (b) counterparts of the Consent appended hereto as Exhibit A executed by the Guarantors;

         (c) A certificate from each of CDI and NESC, dated as of a recent date, of its Secretary or Assistant Secretary as to

         (i) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;

         (ii) the incumbency and signatures of those of its officers authorized with respect to each Loan Document executed by it; and

         (iii) its articles of incorporation and bylaws, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Person canceling or amending such prior certificate;

        (d) An amendment to the Guaranty duly-executed by each of CDI and NESC;

        (e) An amendment to Security Agreements, duly-executed by each of CDI and NESC;

        (f) Duly-executed UCC financing statements in form and substance satisfactory to the Agent, (i) perfecting the Agent's security interest in the property described in the Security Agreements and (ii) amending any existing UCC financing statements to reflect the name change of Linfinity; and

        (g) such other documentation as the Administrative Agent or any Lender shall reasonably request.

     Section 4. Representations and Warranties. The Borrower represents and warrants as follows:

        (a) Authority: Enforceability. The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment, and to perform its obligations under the Credit Agreement as amended hereby. The execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, have been duly approved by the Board of Directors of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

        (b) Loan Document Representations and Warranties. The representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

        (c) Absence of Default. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

     Section 5. Reference to and Effect on the Loan Documents. (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

        (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                             CANADIAN IMPERIAL BANK OF
                             COMMERCE, as Administrative Agent

                             By:
                                ------------------------------------------------
                             Name:  Paul J. Chakmak
                             Title: Managing Director, CIBC World Markets
                                    Corp., AS AGENT


                             CIBC INC., as a Lender

                             By:
                                ------------------------------------------------
                             Name:  Paul J. Chakmak
                             Title: Managing Director, CIBC World Markets
                                    Corp., AS AGENT


                             IMPERIAL BANK, as a Lender

                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
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                             CITY NATIONAL BANK, as a Lender

                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------


                             BNP/PARIBAS, as a Lender

                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------

This Amendment is approved and
accepted as of the date first above written

MICROSEMI CORPORATION


By:
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Name:
     ------------------------------------------------
Title:
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                                                                       EXHIBIT A

                              CONSENT OF GUARANTORS
                            Dated as of May 25, 2002

     Please refer to that certain Guaranty dated as of April 2, 1999 (the "Guaranty") executed by the undersigned in favor of Canadian Imperial Bank of Commerce, as Administrative Agent under the Credit Agreement dated as of April 2, 1999 for Microsemi Corporation, as amended (the "Credit Agreement"). Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     The undersigned have reviewed that certain Amendment of even date herewith to the Credit Agreement. By their execution hereof, the undersigned Guarantors hereby consent to the terms of the Amendment.

     By its execution hereof, each of the undersigned Guarantors hereby represents and warrants that:

        (i) this Consent has been duly authorized, executed and delivered by the undersigned Guarantor and constitutes its legal, valid and binding obligation enforceable against it in accordance with the terms hereof (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)); and

     (ii) the representations and warranties contained in the Guaranty are true and correct as of the date hereof as though made on and as of the date hereof.

     The undersigned Guarantors hereby further confirm and agree that the Guaranty is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                              Guarantors:

                              MICROSEMI CORP. - INTEGRATED PRODUCTS
                              MICROSEMI CORPORATION - SCOTTSDALE
                              MICROSEMI CORPORATION - COLORADO
                              MICROSEMI WATERTOWN, INC.


                              By:
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                              Name:
                                   --------------------------------------------
                              Title:
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Accepted, Acknowledged and Agreed:

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent

By:
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Its:
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